SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event reported)     May 15, 2003
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                    THE CHILDREN'S PLACE RETAIL STORES, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                         0-23071              31-1241495
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(State or other jurisdiction           (Commission          (IRS Employer ID
of incorporation)                      File Number)             Number)


915 Secaucus Road, Secaucus, New Jersey                         07094
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(Address of principal executive offices)                     (Zip Code)


Registrant's Telephone Number, including area code:         (201) 558-2400
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(Former name or former address, if changed since last report)




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Item 7. Financial Statements and Exhibits.
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(c)  Exhibits

       Exhibit          Description
       Number           -----------
       -------
           99           Press release dated May 15, 2003.

Item 9. Regulation FD Disclosure.
        ------------------------

On May 15, 2003, The Children's Place Retail Stores, Inc. issued a press release announcing earnings for the fiscal quarter ended May 3, 2003. A copy of this press release is included as Exhibit 99 hereto. The information provided in this Current Report on Form 8-K is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              THE CHILDREN'S PLACE RETAIL STORES, INC.
                              By:   /s/ Seth L. Udasin
                                 -----------------------------------------------
                              Name:  Seth L. Udasin
                              Title:  Vice President and Chief Financial Officer

Dated:  May 15, 2003

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                               Dated May 15, 2003

                    The Children's Place Retail Stores, Inc.


Exhibit No.          Description

   99                Press Release issued by the Company on May 15, 2003